Exhibit 16(4)(b):  Individual Annuity Contract (Form No. I2-MGA-95)

[AETNA LOGO]

Aetna Insurance Company of America
Home Office: 151 Farmington Avenue
Hartford, Connecticut 06156

(800) 531-4547
A STOCK COMPANY

Aetna Insurance Company of America, herein called Aetna, agrees to pay the benefits stated in this Contract.

Specifications
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Plan AETNA MULTI-RATE ANNUITY
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Type of Plan SINGLE PREMIUM MODIFIED GUARANTEED DEFERRED ANNUITY
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Contract Holder(s) ANY INDIVIDUAL
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Contract No. SPECIMEN
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Effective Date DECEMBER 1, 1995
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This Contract is Delivered in YOUR STATE and is Subject
to the Laws of that Jurisdiction

RIGHT TO CANCEL
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The Contract Holder may cancel this Contract within 10 days of receiving it by returning this Contract along with a written notice to Aetna at the above address or to the agent from whom it was purchased. Within 7 days after it receives the notice of cancellation and this Contract at its Home Office,
Aetna will return the entire consideration paid.

Signed at the Home Office on the Effective Date.

/s/Dan Kearney /s/ Marie McKeon
President Secretary

Individual Single Premium Modified Guaranteed Deferred Annuity Contract
Nonparticipating

THIS CONTRACT CONTAINS A MARKET VALUE ADJUSTMENT FORMULA. APPLICATION OF A
MARKET VALUE ADJUSTMENT MAY RESULT IN EITHER AN INCREASE OR DECREASE IN THE
CURRENT VALUE. THE MARKET VALUE ADJUSTMENT FORMULA DOES NOT APPLY TO A
GUARANTEED PERIOD AT THE TIME OF ITS MATURITY.

I2-MGA-95

Specifications

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Guaranteed There is a guaranteed interest rate for the Purchase
Interest Rate Payment held in the AMG Account. (See Contract
Schedule I).

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Deduction from The Purchase Payment may be subject to a deduction for
Purchase premium taxes, if applicable. (See 3.01.)
Payment
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Surrender There may be a charge deducted upon surrender. (See
Fee Contract Schedule 1).

This Contract is a legal contract and constitutes the entire legal relationship between Aetna and the Contract Holder.

READ THIS CONTRACT CAREFULLY. This Contract sets forth, in detail, all of the rights and obligations of both you and Aetna. IT IS THEREFORE IMPORTANT THAT
YOU READ THIS CONTRACT CAREFULLY.

I2-MGA-95

Contract Schedule I
Accumulation Period

AICA Modified Guaranteed Account (AMG Account)
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Minimum Guaranteed	[3.0%]
Interest Rate:
(effective annual rate of return)

Maintenance Fee:	The annual Maintenance Fee is [$0.] [If
	the Current Value is [$50,000] or more
	on the date the Maintenance Fee is to
	be deducted, the Maintenance Fee is
$0.]

Annuity Date:	The Annuity Date will be the later of
	the date the Annuitant reaches age [85]
	or the [10th] anniversary of the
	Purchase Payment.

Minimum Purchase	[$10,000.]
Payment:

Maximum Purchase	Purchase Payments exceeding
Payment:	[$1,000,000] must be approved by Aetna.

Minimum Guaranteed Period	[$1,000.]
Allocation Amount:

Maximum Age of	[90.] If there are joint Contract
Contract Holder at issue:	Holders, the age of the oldest Contract
	Holder cannot exceed [90.]

Surrender Fee:	Length of Time from Surrender Fee Contract Effective (Percentage of Date (Years) Net Purchase Payment Withdrawn)

	Less than 1 year	7%
	1 year but less than 2	7%
	2 years but less than 3	6%
	3 years but less than 4	6%
	4 years but less than 5	5%
	5 years but less than 6	4%
	6 years but less than 7	2%
	7 years or more	0%

	After seven years have elapsed from the
	contract effective date, the Surrender
	Fee will no longer be assessed.

Special Withdrawal:	The percentage may not be greater
	than [10%].

Systematic Withdrawal	The specified payment or specified
Option (SWO):	percentage may not be greater than [10%].

See 1. GENERAL DEFINITIONS for explanations.

I2-MGA-95

Contract Schedule II
Annuity Period

Fixed Annuity ------------------------------------------------------------------------------

Minimum Guaranteed	[3.0%]
Interest Rate
(effective annual rate of
return):

See 1. GENERAL DEFINITIONS for explanations.

I2-MGA-95

TABLE OF CONTENTS

Page

I. GENERAL DEFINITIONS
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1.01	Accumulation Period	7
1.02	Adjusted Current Value	7
1.03	Annuitant	7
1.04	Annuity	7
1.05	Annuity Date	7
1.06	Beneficiary	7
1.07	Code	7
1.08	Contract	7
1.09	Contract Holder	7
1.10	Current Value	7
1.11	Deposit Period	7
1.12	Entire Contract	7
1.13	Fixed Annuity	7
1.14	General Account	8
1.15	Guaranteed Rates -- AMG Account	8
1.16	Guaranteed Period	8
1.17	Guaranteed Period Groups	8
1.18	Maintenance Fee	8
1.19	AICA Modified Guaranteed Account (AMG Account)	8
1.20	Market Value Adjustment (MVA)	9
1.21	Matured Period Value	9
1.22	Maturity Date	9
1.23	Net Purchase Payment	9
1.24	Nonunitized Separate Account	9
1.25	Purchase Payment	9
1.26	Reinvestment	9
1.27	Surrender Value	10
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II. GENERAL PROVISIONS
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2.01	Change of Contract	10
2.02	Nonparticipating Contract	10
2.03	Payments and Elections	10
2.04	State Laws	10
2.05	Control of Contract	10
2.06	Designation of Beneficiary	11
2.07	Misstatements and Adjustments	11
2.08	Incontestability	11

III. PURCHASE PAYMENT, CURRENT VALUE, AND SURRENDER PROVISIONS
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3.01 Net Purchase Payment 11

3.02	Market Value Adjustment	11
3.03	Notice to the Contract Holder	12
3.04	Loans	12
3.05	Systematic Withdrawal Option (SWO)	13
3.06	Death Benefit Amount	14
3.07	Death Benefit Options available to Beneficiary	15
3.08	Liquidation of Surrender Value	16
3.09	Surrender Fee	16
3.10	Payment of Surrender Value	16
3.11	Payment of Adjusted Current Value	17
IV.	ANNUITY PROVISIONS

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4.01	Choices to be Made	17
4.02	Terms of Annuity Options	17
4.03	Death of Annuitant/ Beneficiary	18
4.04	Annuity Options	18

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I.	GENERAL DEFINITIONS
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1.01	Accumulation Period:	The period during which the Net
Purchase Payment is applied to the
Contract to provide future Annuity
payment(s).

1.02	Adjusted Current Value:	The Current Value of a Contract plus or
minus any aggregate AMG Account MVA, if
applicable. (see 1.20)

1.03	Annuitant:	The person named by the Contract Holder
whose life is measured for purposes of
the guaranteed death benefit and the
duration of Annuity payments under this
Contract. Subject to Aetna's approval,
the Annuitant may be changed by the
Contract Holder by notifying Aetna in
writing prior to the Annuity Date of
this Contract.

1.04	Annuity:	Payment of an income:

(a) For the life of one or two
persons;
(b) For a stated period; or
(c) For some combination of (a)
and (b).

1.05	Annuity Date:	The date on which Annuity payments
begin under an Annuity option elected
by the Contract Holder. (see 4.01). The
Annuity Date is shown on Contract
Schedule I. The Contract Holder may
change this date by notifying Aetna at
least 30 days prior to the Annuity
Date.

1.06	Beneficiary:	The person(s) entitled to receive death
benefits under the terms of this
Contract.

1.07	Code:	The Internal Revenue Code of 1986, as
it may be amended from time to time.

1.08	Contract:	This agreement between Aetna and the
Contract Holder.

1.09	Contract Holder:
1.10	Current Value:
1.11	Deposit Period:
1.12	Entire Contract:
1.13	Fixed Annuity:

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1.14	General Account:
1.15	Guaranteed Rates -- AMG Account:

1.16 Guaranteed Period:

1.17	Guaranteed Period Groups:

The entity to which the Contract is
issued. Joint Contract Holders must be
spouses.

The Net Purchase Payment plus any
interest credited; less all Maintenance
Fees deducted, any amounts surrendered
and any amounts applied to an Annuity.

A calendar week, a calendar month, a
calendar quarter, or any other period
of time specified by Aetna during which
the Net Purchase Payment and
Reinvestments are accepted into the AMG
Account for one or more Guaranteed
Periods. Aetna reserves the right to
extend the Deposit Period.

The Contract, all attached pages and
any subsequent endorsements make up the
Entire Contract.

An Annuity with payments that do not
vary in amount based on investment
performance.

The account holding the assets of
Aetna, other than those assets held in
Aetna's separate accounts.

Aetna will declare the interest rate
applicable for each Guaranteed Period
at the start of the Deposit Period for
that applicable Guaranteed Period. The
rate(s) are guaranteed by Aetna for
that Deposit Period and the ensuing
Guaranteed Period(s). The Guaranteed
Rates are effective annual rates of
return. That is, interest is credited
daily at a rate that will produce the
Guaranteed Interest Rate over the
period of a year. No Guaranteed Rate
will ever be less than the Minimum
Guaranteed Interest Rate shown on
Contract Schedule I.

For Guaranteed Periods of one year or
less, one Guaranteed Rate is credited
for the full Guaranteed Period. For
longer Guaranteed Periods, an initial
Guaranteed Rate is credited from the
date of deposit to the end of a
specified period within the Guaranteed
Period. There may be different
Guaranteed Rate(s) declared at the
beginning of the Deposit Period for
subsequent specified time intervals
throughout the Guaranteed Period.

The period of time for which Guaranteed
Rates are guaranteed on the Net
Purchase Payment and Reinvestments made
during a current Deposit Period. Such
period begins on the day following the
close of the Deposit Period and ends on
the designated Maturity Date.
Guaranteed Periods are offered at
Aetna's discretion for various lengths
of time ranging up to and including
twenty years.

During a Deposit Period, Aetna may make
available any number of Guaranteed
Periods. The Contract Holder may
allocate the Net Purchase Payment or
Reinvestment into any or all of the
available Guaranteed Periods.

All Guaranteed Periods with the same
length of time from the close of the
Deposit Period until the designated

1.18	Maintenance Fee:
1.19	AICA Modified Guaranteed Account (AMG Account):

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1.20 Market Value Adjustment (MVA):

1.21	Matured Period Value:
1.22	Maturity Date:
1.23	Net Purchase Payment:

1.24 Nonunitized Separate Account:

1.25	Purchase Payment:
1.26	Reinvestment:

Maturity Date.

The Maintenance Fee, if any (see
Contract Schedule I), will be deducted
during the Accumulation Period on each
anniversary of the date the Contract is
established and upon surrender of the
entire Contract.

An accumulation option where Aetna
guarantees rate(s) of interest for
specified periods of time. All assets
of Aetna, including amounts in the
Nonunitized Separate Account, are
available to meet the guarantees under
the AMG Account.

An adjustment that may apply to the
amount withdrawn from a Guaranteed
Period prior to the end of that
Guaranteed Period. The adjustment
reflects the change in the value of the
investment due to changes in interest
rates since the date of deposit and is
computed using the formula given in
3.02. The adjustment is expressed as a
percentage or a factor of each dollar
being withdrawn.

The amount payable on Guaranteed
Period's Maturity Date.

The last day of a Guaranteed Period.

The Purchase Payment less premium
taxes, as applicable.

A separate account set up by Aetna
under Title 38, Section 38a-433, of the
Connecticut General Statutes, that
holds assets for AMG Account Guaranteed
Periods. There are no discrete units
for the AMG Account. The Contract
Holder does not participate in the
investment gain or loss from the assets
held in the Nonunitized Separate
Account. Such gain or loss is borne
entirely by Aetna. The assets held in
the AMG Account may be chargeable with
liabilities arising out of any other
business of Aetna.

Payment accepted by Aetna at its Home
Office. Aetna reserves the right to
refuse to accept any Purchase Payment
at any time for any reason.

Aetna will notify the Contract Holder
of the approaching Maturity Date at
least 18 calendar days prior to the end
of any Guaranteed Period. If no
specific direction is given by the
Contract Holder prior to the Maturity
Date, each Matured Period Value will be
reinvested on the Maturity Date for a
Guaranteed Period of the same duration.
If a Guaranteed Period of the same
duration is unavailable, each Matured
Period Value will automatically be
reinvested on the Maturity Date for the
next shortest Guaranteed Period
available. If no shorter Guaranteed
Period is available, the next longer
Guaranteed Period will be used. Aetna
will mail a confirmation statement to
the Contract Holder the next business
day after the Maturity Date.

At any time prior to the Maturity Date,
the Contract Holder may request in
writing a reinvestment of the Matured

Period Value in a different Guaranteed
Period(s) or a surrender of all or a
part of the Matured Period Value
without an MVA or Surrender Fee. Such
request will be executed on the
Maturity Date If reinvesting in a
different Guaranteed Period(s), all or
part of the Matured Period Value will
be reinvested in the elected Guaranteed
Period(s) at the then prevailing
rate(s). This provision only applies to
a written request from the Contract
Holder received at Aetna's Home Office
in good order at least five (5) days
prior to the Maturity Date. 1.27
Surrender Value: The amount payable by
Aetna upon the surrender of all or any
portion of the Contract.

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1.27	Surrender Value:	The amount payable by Aetna upon the
surrender of all or any portion of the
Contract.

II.	GENERAL PROVISIONS

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2.01	Change of Contract:	Only an authorized officer of Aetna may
change the terms of this Contract.
Aetna reserves the right to modify this
Contract to meet the requirements of
applicable state and federal laws or
regulations. Aetna will notify the
Contract Holder in writing of any
changes.

2.02	Nonparticipating Contract:	Contract Holders or Beneficiaries will
not have a right to share in the
earnings of Aetna.

2.03	Payments and Elections:	While the Contract Holder is living,
Aetna will pay any Annuity payments as
and when due. After the Contract
Holder's death, or at the death of the
first Contract Holder if the Contract
is owned jointly, any Annuity payments
will be paid in accordance with 4.03.
Aetna will make any other payments
within seven (7) calendar days of
receipt of a written request for
payment, which is in good order, at its
Home Office, except as provided in
3.10.

2.04	State Laws:	The Contract complies with the laws of
the state in which it is delivered. Any
surrender, death, or Annuity payments
are equal to or greater than the
minimum required by such laws. Annuity
tables for legal reserve valuation
shall be as required by state law. Such
tables may be different from Annuity
tables used to determine Annuity
payments.

2.05	Control of Contract:	This is a Contract between the Contract
Holder and Aetna. The Contract Holder
has all rights, title and interest in
amounts held in this Contract.

Choices made under this Contract must
be in writing. If the Contract is owned
jointly, both Contract Holders must
authorize any choices in writing. Until
receipt of such choices at Aetna's Home
Office, Aetna may rely on any previous
choices made.

The Contract is not subject to the
claims of any creditors of the Contract
Holder, except to the extent permitted
by law. The Contract Holder may assign

or transfer his or her rights under the
Contract. Aetna reserves the right not
to accept assignment or transfer to a
nonnatural person. Any assignment or
transfer made must be submitted to
Aetna's Home Office in writing and will
not be effective until accepted by
Aetna. Aetna assumes no responsibility
for the validity of any assignment.

I2-MGA-95

2.06	Designation of Beneficiary:	The Contract Holder shall name his or
her Beneficiary. The Beneficiary may be
changed at any time. Changes to a
Beneficiary must be submitted to
Aetna's Home Office in writing and will
not be effective until received and
recorded by Aetna.

2.07	Misstatements and Adjustments:	If Aetna finds the age of any Annuitant
to be misstated, the correct facts will
be used to adjust payments.

2.08	Incontestability:	Aetna will not contest this Contract
from its effective date.

III. PURCHASE PAYMENT, CURRENT VALUE, AND SURRENDER PROVISIONS
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3.01	Net Purchase Payment:	This amount is the actual Purchase
Payment less any applicable premium
tax. Aetna reserves the right to deduct
any premium tax at any time from the
Purchase Payment or from the Contract
Holder's Current Value. The Contract
Holder shall tell Aetna the allocation
percentage of the Net Purchase Payment
to be applied to each of the available
Guaranteed Periods during the current
Deposit Period(s). The minimum amount
that may be allocated to any Guaranteed
Period is shown on Contract Schedule l.

3.02	Market Value Adjustment:	There will be an MVA for any withdrawal
before the end of a Guaranteed Period
when the withdrawal is due to:

(a) Any full or partial surrender, but
not for a partial withdrawal under
the Systematic Withdrawal Option
(see 3.05); or
(b) Payment made to a Beneficiary as a
death benefit during the
Accumulation Period, but not
payment made within six months of
the date of the Annuitant's death
(see 3.06); or
(c) An election of an Annuity option.
Only a positive MVA, if any, will
apply upon election of option 2 or
3 (see 4.04).

Market value adjusted amounts will be
equal to the amount withdrawn
multiplied by the following ratio:

x
---
365

(1 + i)
----------------
x
---
365
(1 + j)

Where:

i is the Deposit Period Yield
j is the Current Yield

x is the number of days remaining,
(computed from Wednesday of the week
of withdrawal) in the Guaranteed
Period.

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3.02	Market Value Adjustment:	The Deposit Period Yield will be
	(Cont'd)	determined as follows:

(a) At the close of the last business
day of each week of the Deposit
Period, a yield will be computed
as the average of the yields on
that day of U.S. Treasury Notes
which mature in the last three
months of the Guaranteed Period.

(b) The Deposit Period Yield is the
average of those yields for the
Deposit Period. If withdrawal is
made before the close of the
Deposit Period, it is the average
of those yields on each week
preceding withdrawal.

The Current Yield is the average of the
yields on the last business day of the
week preceding withdrawal on the same
U.S. Treasury Notes included in the
Deposit Period Yield.

In the event that no U.S. Treasury
Notes which mature in the last three
months of the Guaranteed Period exist,
Aetna reserves the right to use the
U.S. Treasury Notes that mature in the
following quarter.

3.03	Notice to the Contract	The Contract Holder will receive
	Holder:	statements at least annually from Aetna
showing the value of any amounts held
in the AMG Account.

Such values will be as of a specific
date no more than 60 days before the
date of the notice.

3.04	Loans:	Loans are not available under this
Contract.

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3.05	Systematic Withdrawal Option	The Contract Holder may elect a
	(SWO):	distribution option under which a
portion of the Current Value will
automatically be surrendered and
distributed each year. SWO payments
will be calculated based on the
Contract's full Current Value. The
distributed amount is withdrawn pro
rata from each Guaranteed Period(s). A
Surrender Fee will not be deducted from
any portion of the Current Value which
is paid as a distribution under SWO.

Contract Holders should consult their
tax adviser prior to requesting this
distribution option.

(a) Amount of Distribution: The
Contract Holder may elect one of
the three payment methods
described below.

(1) Specified Payment: Payments
of a designated dollar
amount. The annual amount may
not be greater than the
percentage shown on Contract
Schedule I times the Current

Value at time of election.
This annual dollar amount
will remain constant. At its
discretion, Aetna may require
a minimum initial payment
amount;

(2) Specified Period: Payments
which are made over a period
of time which must be at
least 10 years. The annual
amount paid each year is
calculated by dividing the
Current Value as of December
31 of the prior year by the
number of payment years
remaining; or

(3) Specified Percentage:
Paymentof a designated
percentage which cannot be
greater than the percentage
shown on Contract Schedule I.
The percentage may be changed
by written request. Aetna
reserves the right to limit
the number of times the
percentage may be changed.
The annual amount is
calculated by multiplying the
Current Value as of
December 31 of the year prior
to the payment by the
designated percentage.

Payments upon the Contract
Holder's or Annuitant's death will
be made to the Beneficiary in the
manner described in 3.07.

	(b)	Minimum Initial Current Value: At
its discretion, Aetna may require
a minimum initial Current Value
for election of this option. If
after election of this option the
Current Value is insufficient to
make a scheduled SWO payment,
Aetna will distribute the entire
balance.

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3.05 Systematic Withdrawal Option	(c)	Date of Distribution: The Contract
(SWO): (Cont'd)		Holder shall specify the initial
distribution date. As elected by
the Contract Holder, SWO payments
will be made on a monthly or
quarterly basis unless Aetna
allows otherwise. If SWO payments
are made more frequently than
annually, the designated annual
amount is divided by the number of
payments due each calendar year.
Subsequent distributions will be
made on the 15th of any month or
such other date as Aetna may
designate or allow.

	(d)	Election and Revocation: SWO may
be elected by submitting a
completed and signed election form
to Aetna's Home Office. Aetna
reserves the right to establish
the date when SWO may first be
elected by a Contract Holder. Once
elected, this option may be
revoked by the Contract Holder or
spousal Beneficiary, if elected
after the Contract Holder's death,
by submitting a written request to
Aetna at its Home Office. Any
revocation will apply only to
amounts not yet paid. SWO may be
elected only once by the Contract

Holder or by the spousal
Beneficiary.

3.06 Death Benefit Amount:	If the Contract Holder or Annuitant
dies before Annuity payments start, the
Beneficiary is entitled to a death
benefit under the Contract. If the
Contract is owned jointly, the death
benefit is paid at the first death of
either of the joint Contract Holders.
If the Contract is held by joint
Contract Holders, the survivor will be
deemed the designated Beneficiary and
any other Beneficiary on record will be
treated as the contingent Beneficiary.
If the Contract Holder is a nonnatural
person, the death benefit will be
payable at the death of the Annuitant.

If paid within 6 months of the date of
the Annuitant's death, the death
benefit will be the Current Value of
the Contract. Otherwise, the death
benefit will be the Adjusted Current
Value determined as of the claim date.
The claim date is the date when proof
of death and the Beneficiary's claim
are received in good order at Aetna's
Home Office.

When the Contract Holder dies and the
Contract Holder is not the Annuitant,
the death benefit payable will be
subject to a Surrender Fee, if
applicable.

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3.07 Death Benefit Options	Prior to any election, or until amounts
available to Beneficiary:	must be otherwise distributed under
this section, the Current Value will be
retained in the Contract. The following
options are available to the
Beneficiary:

(a) When the Contract Holder dies or
if the Contract Holder is not a
natural person, when the Annuitant
dies:

(1) If the Beneficiary is the
Contract Holder's surviving
spouse, the Beneficiary may
exercise all Contract Holder
rights under the Contract and
continue in the Accumulation
Period, or may elect (i) or
(ii) below. Distributions
from the Contract are not
required until the spousal
Beneficiary's death. The
spousal Beneficiary may elect
to:

(i) Apply some or all of the
death benefit amount to
an Annuity option 1, 2
or 3 (see 4.04); or

(ii) Receive, at any time, a
lump sum payment equal
to the death benefit
amount.

(2) If the Beneficiary is an
individual who is not the
Contract Holder's surviving
spouse, then options (i) or
(ii) under (1) above apply.
Any portion of the death
benefit amount not applied to
Annuity option 1, 2 or 3
within one year of the
Contract Holder's death, must
be distributed within five

years of the date of death.

(3) If the Beneficiary is not a
natural person, then only
option (ii) under (1) above
applies.

(4) If no Beneficiary has been
designated, a lump sum
payment equal to the death
benefit amount will be made
to the Contract Holder's
estate.

(b) If the Contract Holder is a
natural person but is not the
Annuitant, and the Annuitant dies,
the Beneficiary may elect either
to apply the death benefit amount
to Annuity option 1, 2 or 3 within
60 days of the Annuitant's date of
death, or to receive a lump sum
payment.

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3.08	Liquidation of Surrender	All or any portion of the Contract's
	Value:	Current Value may be surrendered at any
time prior to the Annuity Date.
Surrender requests can be submitted as
a percentage of the Contract value or
as a specific dollar amount. Net
Purchase Payment amounts are withdrawn
first, and then the excess value, if
any. For any partial surrender, amounts
are withdrawn on a pro rata basis from
the Guaranteed Period(s) Groups of the
AMG Account in which the Current Value
is invested. Within a Guaranteed Period
Group, the amount to be surrendered
will be withdrawn first from the oldest
Deposit Period, then from the next
oldest, and so on until the amount
requested is satisfied.

After deduction of the Maintenance Fee
and any Premium Tax, if applicable, the
surrendered amount shall be reduced by
a Surrender Fee, if applicable. An MVA
may apply to amounts surrendered.

3.09	Surrender Fee:	The Surrender Fee only applies to the
Net Purchase Payment portion
surrendered and varies according to the
elapsed time from the Contract
effective date (see Contract Schedule
I).

No Surrender Fee is deducted from any
portion of the Current Value which is
paid:

(a) To a Beneficiary due to the
Annuitant's death before Annuity
payments start (see 3.06);

(b) As a premium for an Annuity option
1, 2 or 3 under this Contract (see
4.04);

(c) As a distribution under the SWO
provision (see 3.05);

(d) At least 12 months after the date
of the Purchase Payment, in an
amount equal to or less than the
special withdrawal percentage
shown on Contract Schedule l times
the current value at the time of
the withdrawal. This applies to
the first surrender request,
partial or full, in a calendar
year. The Current Value is
calculated as of the date the
surrender request is received in

good order at Aetna's Home Office.
This waiver is not available to
the Contract Holder while SWO is
in effect;

(e) For a full surrender of the
Contract where the Current Value
is $2,500 or less and no
surrenders have been taken from
the Contract within the prior 12
months; or

(f) Upon withdrawal of any Matured
Period Value; or

(g) By Aetna under 3.11.

3.10	Payment of Surrender Value:	Under certain emergency conditions, as
allowed by law, Aetna may defer payment
for a period of up to 6 months.

16
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3.11	Payment of Adjusted Current	Upon 90 days' written notice to the
	Value:	Contract Holder, Aetna will terminate
any Contract if the Current Value
becomes less than $2,500 immediately
following any partial surrender. A
Surrender Fee will not be deducted from
the Adjusted Current Value.

IV.	ANNUITY PROVISIONS
------------------------------------------------------------------------

4.01	Choices to be Made:	The Contract Holder may tell Aetna to
apply any portion of the Adjusted
Current Value (minus any premium tax)
for an Annuity under option 1, 2 or 3
(see 4.04). The first Annuity payment
may not be earlier than twelve months
after the Purchase Payment At least 30
days prior to the Annuity Date, the
Contract Holder must tell Aetna which
Annuity option is elected. Annuity
payments will be made monthly, unless
the Contract Holder elects otherwise in
writing. In lieu of the election of an
Annuity, the Contract Holder may elect
a lump sum payment.

The Annuity purchase rate for the
option chosen reflects the Minimum
Guaranteed Interest Rate (see Contract
Schedule II), but may reflect a higher
interest rate.

4.02	Terms of Annuity Options:	(a) When payments start, the age of
the Annuitant plus the number of
years for which payments are
guaranteed must not exceed 95.

(b) An Annuity option may not be
elected if the first payment would
be less than $50 or if the total
payments in a year would be less
than $250 (less if required by
state law). Aetna reserves the
right to increase the minimum
first Annuity payment amount and
the annual minimum Annuity payment
amount based upon increases
reflected in the Consumer Price
Index-Urban, (CPI-U) since July 1,
1993.

(c) If an Annuity under option 1, 2 or
3 is chosen and a larger payment
would result from applying the
Surrender Value to a current Aetna
single premium immediate Annuity,
Aetna will make the larger
payment.

(d) For purposes of calculating the

guaranteed first payment of an
Annuity, the Annuitant's and
second Annuitant's adjusted age
will be used. The Annuitant's and
second Annuitant's adjusted age is
his or her age as of the birthday
closest to the Annuity
commencement date reduced by one
year for Annuity commencement
dates occurring during the period
of time through December 31, 1999.
4.02 Terms of Annuity Options
(Cont'd) The Annuitant's and
second Annuitant's age will be
reduced by two years for Annuity
commencement dates occurring
during the period of time from
January 1, 2000 through
December 31, 2009. The Annuitant's
and second Annuitant's age will be
reduced by one additional year for
Annuity commencement dates
occurring in each succeeding
decade. The Annuity purchase rates
for options 2 and 3 are based on
mortality from 1983 Table a.

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4.02	Terms of Annuity Options:	(e) Once elected, an Annuity option
	(Cont'd)	may not be revoked and Annuity
payments cannot be commuted to a
lump sum.

4.03	Death of Annuitant/	If the Annuitant dies after Annuity
	Beneficiary:	payments have begun, the death benefit,
if any, will be payable to the
Beneficiary as specified in the Annuity
option elected. Death benefits will be
paid at least as rapidly as under the
method of distribution in effect at the
or Annuitant's death.

If the Contract Holder who is not the
Annuitant dies after Annuity payments
have begun, any remaining payments
under the Annuity option elected will
be made to the Beneficiary at least as
rapidly as under the method of
distribution in effect at the Contract
Holder's death.

If the Contract is held by joint
Contract Holders, the survivor will be
deemed the designated Beneficiary and
any other Beneficiary on record will be
treated as the contingent Beneficiary.

Aetna will require proof of death.

4.04	Annuity Options:	Option 1 -- Payments for a Stated
Period of Time -- An Annuity will be
paid for the number of years chosen.
The number of years must be at least 10
and not more than 30.

If a nonspouse Beneficiary elects this
option at the death of the Contract
Holder, the period selected may not
extend beyond the Beneficiary's life
expectancy.

Option 2 -- Life Income -- An Annuity
will be paid for the life of the
Annuitant, if also chosen, Aetna will
guarantee payments for 60, 120, 180, or
240 months.

Option 3 -- Life Income Based upon the
Lives of Two Annuitants -- An Annuity
will be paid during the lives of the
Annuitant and a second Annuitant.
Payments will continue until both
Annuitants have died. When this option
is chosen, one of the following choices

must be made:

(a)	100% of the payment to continue after the first death;
(b)	66 2/3% of the payment to continue after the first death;

I2-MGA-95

4.04 Annuity Options:	(c) 50% of the payment to continue
(Cont'd)	after the first death;

(d) Payments for a minimum of 120
months with 100% of the payment to
continue after the first death; or

(e) 100% of the payment to continue at
the death of the second Annuitant
and 50% of the payment to continue
at the death of the Annuitant.

Other Options -- Aetna may make other
options available as allowed by the
laws of the state in which the Contract
is delivered.

19

I2-MGA-95

OPTION 1

Payments for a Stated Period of Time

Amount of First Monthly Payment for Each $1,000 After Deduction of any Charge for Premium Taxes

Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

	Guaranteed	Monthly	Quarterly	Semi-Annual	Annual
Years	Rate	Payment	Payment	Payment	Payment

5	3.00%	17.91	53.59	106.78	211.99
6	3.00%	15.14	45.30	90.27	179.22
7	3.00%	13.16	39.39	78.49	155.83
8	3.00%	11.68	34.96	69.66	138.31
9	3.00%	10.53	31.52	62.81	124.69
10	3.00%	9.61	28.77	57.33	113.82
11	3.00%	8.86	26.52	52.85	104.93
12	3.00%	8.24	24.65	49.13	97.54
13	3.00%	7.71	23.08	45.98	91.29
14	3.00%	7.26	21.73	43.29	85.95
15	3.00%	6.87	20.56	40.96	81.33
16	3.00%	6.53	19.54	38.93	77.29
17	3.00%	6.23	18.64	37.14	73.74
18	3.00%	5.96	17.84	35.56	70.59
19	3.00%	5.73	17.13	34.14	67.78
20	3.00%	5.51	16.50	32.87	65.26
21	3.00%	5.32	15.92	31.72	62.98
22	3.00%	5.15	15.40	30.68	60.92
23	3.00%	4.99	14.92	29.74	59.04
24	3.00%	4.84	14.49	28.88	57.33
25	3.00%	4.71	14.09	28.08	55.76
26	3.00%	4.59	13.73	27.36	54.31
27	3.00%	4.47	13.39	26.68	52.97
28	3.00%	4.37	13.08	26.06	51.74
29	3.00%	4.27	12.79	25.49	50.60
30	3.00%	4.18	12.52	24.95	49.53

20
I2-MGA-95

OPTION 2

Life Income

Amount of First Monthly Payment for Each $1,000

After Deduction of any Charge for Premium Taxes
Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

Payments Guaranteed for a Stated Period of Months

Adjusted Age
of	None	60	120	180	240
Annuitant

50	$4.05	$4.05	$4.03	$3.99	$3.93
51	4.12	4.11	4.09	4.05	3.99
52	4.19	4.19	4.16	4.11	4.04
53	4.27	4.26	4.23	4.18	4.10
54	4.35	4.34	4.31	4.25	4.16

55	4.44	4.42	4.39	4.32	4.22
56	4.53	4.51	4.47	4.40	4.29
57	4.62	4.61	4.56	4.48	4.35
58	4.72	4.71	4.65	4.56	4.42
59	4.83	4.81	4.75	4.64	4.49

60	4.95	4.93	4.86	4.73	4.55
61	5.07	5.05	4.97	4.83	4.62
62	5.20	5.17	5.08	4.92	4.69
63	5.34	5.31	5.20	5.02	4.76
64	5.49	5.45	5.33	5.12	4.83

65	5.65	5.61	5.47	5.22	4.89
66	5.82	5.77	5.61	5.33	4.96
67	6.01	5.94	5.75	5.44	5.02
68	6.20	6.13	5.91	5.54	5.08
69	6.41	6.33	6.07	5.65	5.14

70	6.64	6.54	6.23	5.76	5.19
71	6.88	6.76	6.41	5.86	5.24
72	7.14	7.00	6.59	5.97	5.28
73	7.43	7.26	6.77	6.06	5.32
74	7.73	7.53	6.96	6.16	5.35

75	8.06	7.82	7.14	6.25	5.38


Rates are based on mortality from 1983 Table a. The rates do not differ by sex. Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

G2-MGA-95

OPTION 3

Life Income for Two Payees

Amount of First Monthly Payment for Each $1,000 After Deduction of any Charge for Premium Taxes

Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

Adjusted Ages
Annuitant	Second Annuitant	Option 3a	Option 3b	Option 3c	Option 3d	Option 3e
---------	----------------	---------	---------	---------	---------	---------

55	50	$3.69	$4.05	$4.27	$3.69	$4.03
55	55	3.88	4.25	4.47	3.87	4.14
55	60	3.99	4.44	4.71	3.98	4.42

60	55	3.99	4.44	4.71	3.98	4.42
60	60	4.24	4.71	4.99	4.23	4.57
60	65	4.38	4.97	5.32	4.38	4.93

65	60	4.38	4.97	5.32	4.38	4.93
65	65	4.72	5.33	5.70	4.71	5.14
65	70	4.93	5.68	6.15	4.91	5.66

70	65	4.93	5.68	6.15	4.91	5.66
70	70	5.40	6.21	6.70	5.36	5.96
70	75	5.69	6.68	7.32	5.62	6.67

75	70	5.69	6.68	7.32	5.62	6.67
75	75	6.37	7.45	8.15	6.23	7.12
75	80	6.78	8.11	8.99	6.54	8.13
---------	----------------	---------	---------	---------	---------	---------

Rates are based on mortality from 1983 Table a. The rates do not differ by sex. Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

G2-MGA-95

[AETNA LOGO]

Aetna Insurance Company of America
Home Office: 151 Farmington Avenue
Hartford, Connecticut 06156
(800) 531-4547

Individual Single Premium Modified Guaranteed Deferred Annuity Contract Nonparticipating

THIS CONTRACT CONTAINS A MARKET VALUE ADJUSTMENT FORMULA. APPLICATION OF A MARKET VALUE ADJUSTMENT MAY RESULT IN EITHER AN INCREASE OR DECREASE IN THE CURRENT VALUE. THE MARKET VALUE ADJUSTMENT FORMULA DOES NOT APPLY TO A GUARANTEED PERIOD AT THE TIME OF ITS MATURITY.

G2-MGA-95